               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                     REPUBLIC FUNDS

                REPUBLIC ADVISOR FUNDS TRUST
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

Dear Shareholder:

        The enclosed proxy materials relate to a joint Special Meeting of the shareholders (the "Meeting") of the Republic Funds and the Republic Advisor Funds Trust (the "Companies") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

        This Meeting is required because Republic National Bank of New York ("Republic"), which currently serves, directly or indirectly, as the manager or investment adviser to the Companies and their respective series (each a "Fund" and collectively the "Funds"), will undergo a change in control upon consummation of the acquisition by HSBC Holdings plc of Republic's parent holding company Republic New York Corporation ("RNYC") (the "Acquisition"). As a result, subject to approval of the Acquisition by RNYC's shareholders and effective upon the closing of the Acquisition, which is tentatively scheduled for September 24, 1999, the current advisory agreements (the "Current Agreements") with Republic will terminate automatically by their terms. Termination of the Current Agreements will cause the automatic termination by their terms of related sub-advisory agreements (the "Current Sub-Advisory Agreements") that Republic has entered into with certain non-affiliated investment advisers (the "Sub-Advisers").

        The purpose of the Meeting is to obtain your approval of (i) new investment advisory agreements with Republic that will take effect upon closing of the Acquisition, on substantially the same terms as the Current Agreements ("New Advisory Agreements"), and (ii) new sub-advisory agreements between Republic and the Sub-Advisers on substantially the same terms as the Current Sub-Advisory Agreements (the "New Sub-Advisory Agreements")(collectively with the New Advisory Agreements, the "New Contracts"), so that Republic and the same Sub-Advisers will continue in their existing relationship with the Funds following the Acquisition. If for any reason the shareholders meeting for any Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, your approval of the New Contracts will also constitute approval of their implementation for an interim period beginning from the date Acquisition is completed, through the date when the Fund has obtained the necessary shareholder approval of the New Contracts ("Interim Period") subject to the Companies receiving approval of the Securities and Exchange Commission ("SEC") of the implementation for the Interim Period. In such event, the Companies would pay the same advisory fees under the terms of the New Contracts as under the Current Sub-Advisory Agreements and the Current Agreements, but the fees would be held in an escrow account pending receipt of the necessary shareholder approvals of the New Contracts. Any payment to the Adviser and Sub-Advisers during the Interim Period would also need to be approved by the SEC.

        The Board of Trustees of each of the Companies has unanimously approved, and now asks that you vote FOR the proposal. Please take the time to review the enclosed proxy materials and vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. PLEASE MAKE THE EFFORT TO COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY, IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS AND PROXY SOLICITATIONS.

        An outside firm that specializes in proxy solicitation has been retained to assist us with any necessary follow-up. If we have not received your vote as the meeting date approaches, you may receive a telephone call from D.F. King to ask for your vote. We hope that their telephone call does not inconvenience you.

        Thank you in advance for your prompt attention to this matter and for your continued investment in the Funds.


                                   Sincerely,

                                   Walter B. Grimm
                                   President and Secretary

August 11, 1999

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER 10, 1999

        NOTICE IS HEREBY GIVEN that a joint Special Meeting of the shareholders (the "Meeting") of the above-listed investment companies (the "Companies") will be held at 10:00 a.m., Eastern time, on September 10, 1999 at 3435 Stelzer Road, Columbus, Ohio 43219-3035 for the following purposes:

        1. To approve (i) new investment advisory agreements with Republic National Bank of New York ("Republic") following the acquisition by HSBC Holdings plc of Republic's parent holding company, Republic New York Corporation (the "Acquisition"); and (ii) new sub-advisory agreements between certain non-affiliated investment advisers and Republic. To the extent the shareholders meeting for any series of the Companies is adjourned or otherwise delayed beyond the closing of the Acquisition, your approval of the new advisory agreements and sub-advisory agreements will also constitute approval of the implementation of such agreements during the period from the closing of the Acquisition through the date when the necessary shareholder approvals of the new advisory and sub-advisory agreements have been obtained, subject in such event to receiving approval of the Securities and Exchange Commission ("SEC) of the implementation during such interim period; and

        2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

        This is a combined Notice and Proxy Statement for all of the series of the Companies (each a "Fund" and collectively the "Funds"). The shareholders of each Fund will vote only on those matters being considered by their Fund. If you own shares of more than one of the Funds, you will receive a separate proxy for each Fund. Please complete, sign and return ALL proxies.

        Shareholders of record as of the close of business on July 30, 1999 are the only persons entitled to notice of, and to vote at, the Meeting or any adjournment thereof. You are cordially invited to attend the Meeting. All shareholders are requested to complete, sign and return each enclosed proxy card promptly. THE BOARD OF TRUSTEES OF EACH OF THE COMPANIES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSAL.

        PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND MAIL EACH PROXY IN THE ENVELOPE PROVIDED.


                                            By Order of the Boards of Trustees


                                            Walter B. Grimm
                                            President and Secretary

Columbus, Ohio
August 11, 1999

                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                                 PROXY STATEMENT

     JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 1999

        This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of the above-listed investment companies (individually a "Company" and collectively the "Companies"), for use at a joint Special Meeting of Shareholders (the "Meeting") of the Companies to be held at 10:00 a.m., Eastern time, on September 10, 1999 at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The date of the first mailing of this proxy statement was on or about August 11, 1999.

        Each Company is composed of one or more separate series or portfolios, each of which is referred to herein as a "Fund." Each Company is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The current series of Republic Funds are Republic U.S. Government Money Market Fund, Republic Money Market Fund, Republic New York Tax-Free Money Market Fund, Republic New York Tax-Free Bond Fund; Republic Equity Fund, Republic Bond Fund, Republic Overseas Equity Fund and Republic Opportunity Fund. The current series of Republic Advisor Funds Trust ("RAFT") are Republic Fixed Income Fund; Republic International Equity Fund and Republic Small Cap Equity Fund.

        Certain of the Funds (the "Feeder Funds") seek to achieve their investment objective by investing in a series of Republic Portfolios (each a "Portfolio" and collectively the "Portfolios"), which also is a registered, management investment company under the 1940 Act. The Feeder Funds are Republic Bond Fund and Republic Fixed Income Fund, both of which invest in the Republic Fixed Income Portfolio; Republic Overseas Equity Fund and Republic International Equity Fund, both of which invest in the Republic International Equity Portfolio; and Republic Opportunity Fund and Republic Small Cap Equity Fund, both of which invest in the Republic Small Cap Equity Portfolio. Under the rules applicable to master-feeder fund relationships, whenever a Feeder Fund is requested to vote on a matter pertaining to a Portfolio, the Feeder Fund shall hold a meeting of its shareholders to consider the matter. Accordingly, the shareholders of each Feeder Fund are also being asked to vote on the proposal insofar as it relates to the Portfolio in which the Feeder Fund invests.

        Copies of each Fund's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. Copies of the reports are available without charge upon request to the Companies by calling (___) ___-____ or by writing to the above address.

        Shareholders of record at the close of business on July 30, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Approval of the Proposal requires a vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy at the Meeting; or the vote of more than 50% of the outstanding voting securities of the Fund, whichever is less ("Majority Shareholder Vote").

        Each Feeder Fund will cast ALL of its votes at the meeting of investors in the Portfolio in the same proportion as the votes of the Feeder Fund's shareholders even if all Feeder Fund shareholders did not vote. Each Portfolio, however, has more than one Feeder Fund investor and accordingly, it is possible that the shareholders of a single Feeder Fund may vote differently from the other investors in the Portfolio, resulting in a final Portfolio vote on the proposal for a position opposite from the vote of an individual Feeder Fund. In such event, the Trustees of the Feeder Fund may determine to withdraw a Feeder Fund's investment in its corresponding Portfolio, although the Trustees currently anticipate that they will continue to invest in the corresponding Portfolio. In addition, each Portfolio has other feeder funds also managed by Republic that are not registered in the United States (the "Offshore Funds") that have invested in the Portfolios. Republic intends to vote the interests of the Offshore Funds in the same proportion as the votes cast by the Feeder Funds on the Proposal.

        Exhibit A hereto sets forth for each Fund as of the close of business on the Record Date, the number of shares outstanding and those persons that, to the knowledge of the Companies, owned 5% or more of the outstanding shares.

                                      PROPOSAL 1

             APPROVAL OF NEW INVESTMENT ADVISORY CONTRACTS, NEW SUB-ADVISORY CONTRACTS AND IMPLEMENTATION OF NEW CONTRACTS
                     PENDING RECEIPT OF SHAREHOLDER APPROVAL

        Approval of Proposal One includes approval of the matters discussed below.

SUMMARY OF ACQUISITION TRANSACTION

        Pursuant to a Transaction Agreement and Plan of Merger dated May 10, 1999 among HSBC Holdings plc ("HSBC"), Republic New York Corporation ("RNYC") and Safra Republic Holdings S.A., subject to approval by RNYC's common stockholders, RNYC Merger Corporation, a wholly owned subsidiary of HSBC, will merge with and into RNYC, the parent company of Republic National Bank of New York ("Republic"), with RNYC as the surviving corporation (the "Acquisition"). In the Acquisition each issued and outstanding share of RNYC common stock will be converted into the right to receive $72.000 per share in cash. Subsequent to the Acquisition, HSBC USA Inc., an indirect subsidiary of HSBC, will merge with and into RNYC (the "Holding Company Merger"), with RNYC, the surviving corporation, to be renamed "HSBC USA Inc." As a combined result of the Acquisition and the Holding Company Merger, Republic will be a wholly owned subsidiary of HSBC USA Inc. and an indirect wholly owned subsidiary of HSBC. Following the Acquisition and the Holding Company Merger, Republic will convert from a national banking association to a New York State chartered trust company with the name "Republic Bank of New York" and HSBC Bank USA, a wholly owned subsidiary of HSBC USA Inc., will merge with and into the converted Republic, with Republic, the surviving bank, to be renamed HSBC Bank USA.

ABOUT THE ADVISORY CONTRACTS

        Shareholders of the Funds are being asked to approve new investment advisory agreements (the "New Advisory Agreements") with Republic which will take effect upon completion of the Acquisition. Approval of the New Advisory Agreements is required because the current investment advisory agreements (the "Current Agreements") with Republic will terminate automatically upon completion of the Acquisition. Although subsequent to the Acquisition, Republic will convert to a New York State chartered bank and HSBC Bank USA will merge with and into Republic under the name "HSBC Bank USA", neither the conversion nor the merger will result in a further change in control of Republic and thus the New Advisory Agreements will continue without need for further shareholder approval. Republic will continue to manage the Fund under the New Advisory Agreements in the same manner as it currently does. The terms of the New Advisory Agreements will be substantially the same as the terms of the Current Agreements.

        The Current Agreements were last approved by the Companies' Boards of Trustees, including a majority of the Trustees who were not parties to the Current Agreements or interested persons of such parties, at a meeting held on May 3, 1999. The Current Agreements with respect to the U.S. Government Money Market Fund and New York Tax-Free Money Market Fund were last approved by shareholders on October 6, 1994. The Current Agreement with respect to the Republic Money Market Fund was approved by its initial shareholder on November __, 1998. The Current Agreement with respect to the Republic New York Tax-Free Bond Fund was last approved by shareholders on May 15, 1998. The Current Agreements with respect to the Republic Equity Fund, the Republic Fixed Income Portfolio, the Republic International Equity Portfolio and the Republic Small Cap Equity Portfolio were last approved by shareholders on March 12, 1998.

        For its services under the Current Agreements, Republic is entitled to receive compensation from (i) the Republic U.S. Government Money Market Fund at an annual rate equal to .20% of average daily net assets; (ii) the Republic New York Tax-Free Money Market Fund at an annual rate equal to .15% of average daily net assets; (iii) the Republic Money Market Fund at an annual rate equal to .20% of average daily net assets; (iv) the Republic New York Tax-Free Bond Fund at an annual rate equal to .25% of average daily net assets; (v) the Republic Equity Fund at an annual rate equal to .175% of average daily net assets; (vi) the Republic Fixed Income Portfolio at an annual rate equal to .20% of average daily net assets; (vii) the Republic International Equity Portfolio at an annual rate equal to .25% of average daily net assets; and (viii) the Republic Small Cap Equity Portfolio at an annual rate equal to .25% of average daily net assets.

        For the fiscal year ended October 31, 1998, the advisory fees payable to Republic (i) by the Republic U.S. Government Money Market Fund aggregated $_________, $________ of which was waived by Republic; (ii) by the Republic New York Tax-Free Money Market Fund aggregated

$_________, $________ of which was waived by Republic; (iii) by the Republic Money Market Fund aggregated $0 because the Fund did not commence operations until November 9, 1998; (iv) by the Republic New York Tax-Free Bond Fund aggregated $_________, $________ of which was waived by Republic; (v) by the Republic Equity Fund aggregated $_________, $________ of which was waived by Republic; (vi) by the Republic Fixed Income Portfolio aggregated $_________, $________ of which was waived by Republic; (vii) by the Republic International Equity Portfolio aggregated $_________, $________ of which was waived by Republic; and (viii) by the Republic Small Cap Equity Portfolio aggregated $_________, $________ of which was waived by Republic.

        A form of each of the proposed New Advisory Agreements is included as part of Exhibit B to these proxy materials. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit B.

        Certain information about Republic, HSBC Bank USA and the Sub-Advisers is set forth in Exhibit D.

THE TERMS OF THE NEW ADVISORY AGREEMENTS

        Under the Current and New Advisory Agreements, subject to the general supervision and control of the Boards of Trustees, Republic, which from and after the conversion and bank merger will be named HSBC Bank USA (hereinafter "Republic/HSBC Bank USA"), is required to:

        (a) provide investment guidance and policy direction in connection with the management of each Fund/Portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character;

        (b) determine the securities to be purchased or sold by each Fund/Portfolio and place orders pursuant to its determinations;

        (c) determine what portion of each Fund/Portfolio's portfolio shall be invested in securities described by the policies of such Fund/Portfolio and what portion, if any, should be invested otherwise or held uninvested;

        (d) provide administrative assistance to the officers of the Funds/Portfolios in connection with the operation of the Funds/Portfolios;

        (e) make investments for the account of each Fund/Portfolio in accordance with its best judgment and within all applicable investment objectives, restrictions, laws and regulations;

        (f) furnish periodic reports on the investment performance of each Fund/Portfolio and on the performance of its obligations under the New Advisory Agreements to the Board; and

        (g) provide all services, equipment and facilities necessary to perform its obligations under the New Advisory Agreements.

        Under the Current and New Advisory Agreements for all the Funds except the money market funds, Republic may appoint and employ one or more sub-advisers to provide all or any portion of the services contemplated under the New Advisory Agreements, subject to the supervision and oversight of Republic, without shareholder approval, subject only to receipt of exemptive relief which has been requested from the SEC.

        The Current and New Advisory Agreements provide that Republic and Republic/HSBC Bank USA, respectively, shall not be liable under the Agreements for any mistake in judgment or in any other event whatsoever, provided that nothing in the Agreements shall be deemed to protect Republic and Republic/HSBC Bank USA, respectively, against any liability to the Fund/Portfolio or its investors to which Republic and Republic/HSBC Bank USA, respectively, would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under the Agreements, or by reason of its reckless disregard of its obligations and duties thereunder.

        The New Advisory Agreements will remain in effect for an initial term of two years and will continue in effect thereafter from year to year with respect to each of the Funds/Portfolios, provided this continuance is approved annually
(i) by the holders of a majority of the outstanding voting securities of the respective Fund/Portfolio or by the Board of Trustees of the Fund/Portfolio and
(ii) by a majority of the trustees who are not parties to the New Advisory Agreements or "interested persons" (as defined in the 1940 Act) of any such party, at a meeting called for the purpose of voting on the New Advisory Agreements. The New Advisory Agreements may be terminated without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

        The contractual rates under the Current Agreements and the amount of fees paid to Republic and the Sub-Advisers for the fiscal year ended October 31, 1998 are as follows:

ABOUT THE NEW SUB-ADVISORY AGREEMENTS

        As investment manager, Republic has entered into sub-advisory contracts (the "Current Sub-Advisory Agreements") with non-affiliated investment firms (the "Sub-Advisers") with respect to each of the Portfolios and the Equity Fund (collectively the "Sub-Advised Funds"). The Sub-Advisers are Alliance Capital Management, L.P. ("Alliance") and Brinson Partners, Inc. ("Brinson"), with respect to the Republic Equity Fund; Miller Anderson & Sherrerd ("MAS"), with respect to the Republic Fixed Income Portfolio; Capital Guardian Trust Company ("CGTC"), with respect to the Republic International Equity Portfolio; and MFS Institutional Advisors, Inc. ("MFSI"), with respect to the Republic Small Cap Portfolio. Each Current Sub-Advisory Agreement terminates by its own terms upon the termination of the Current Agreements. Shareholders of the Funds are being asked to approve new sub-advisory contracts (the "New Sub-Advisory Agreements") with the Sub-Advisers so that the same Sub-Advisers that currently manage the Sub-Advised Funds will continue to do so after the Acquisition. The terms of the New Sub-Advisory Agreements will be substantially the same as the terms of the Current Sub-Advisory Agreements.

        The Current Sub-Advisory Agreements were last approved by the Companies' Boards of Trustees, including a majority of the Trustees who were not parties to the Current Sub-Advisory Agreements or interested persons of such parties, at a meeting held on May 3, 1999, and were last approved by shareholders on March 12, 1998.

        For services under their respective Current Sub-Advisory Contracts, (i) Alliance is entitled to receive compensation from the Republic Equity Fund at an annual rate equal to .325% of net assets up to $50 million, .25% of net assets over $50 million up to $100 million, .20% of net assets over $100 million up to $200 million, and .15% of net assets over $200 million; (ii) Brinson is entitled to receive compensation from the Republic Equity Fund at an annual rate equal to
 .325% of net assets up to $50 million, .25% of net assets over $50 million up to $100 million, .20% of net assets over $100 million up to $200 million, and .15% of net assets over $200 million; (iii) MAS is entitled to receive compensation from the Republic Fixed Income Portfolio at an annual rate equal to .375% of net assets up to $50 million, .25% of net assets over $50 million up to $95 million, $300,000 on net assets over $95 million up to $150 million, .20% of net assets over $150 million up to $250 million, and .15% of net assets over $250 million;
(iv) CGTC is entitled to receive compensation from the Republic International Equity Portfolio at an annual rate equal to .70% of net assets up to $25 million, .55% of net assets over $25 million up to $50 million, .425% of net assets over $50 million up to $250 million, and .375% of net assets over $250 million; and (v) MFSI is entitled to receive compensation from the Republic
Small Cap Equity Portfolio at an annual rate equal to .75% of net assets up to $50 million, and .60% of net assets over $50 million.

        For the fiscal year ended October 31, 1998, the advisory fees paid to the Sub-Advisers aggregated (i) $_________ to Alliance from the Republic Equity Fund; (ii) $_________ to Brinson from the Republic Equity Fund; (iii) $_________ to MAS from the Republic Fixed Income Portfolio; (iv) $_________ to CGTC from the Republic International Equity Portfolio; and (v) $_________ to MFSI from the Republic Small Cap Equity Portfolio.

        A form of each of the proposed New Sub-Advisory Agreements is included as part of Exhibit C to these proxy materials. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit C.

        Certain information about Republic, HSBC Bank USA and the Sub-Advisers is set forth in Exhibit D.

SUMMARY OF TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

        Under the Current and New Sub-Advisory Agreements, the Sub-Adviser will provide a continuous investment program for the relevant Fund/Portfolio, including deciding what securities will be purchased and sold by the Fund/Portfolio, when the purchases and sales are to be made, arranging for purchases and sales, and providing investment management and research services, all in accordance with the provisions of the 1940 Act, the governing documents of the

Fund/Portfolio, the investment objectives, fundamental policies and restrictions of the Fund/Portfolio, any policies and determinations of the Board, and applicable provisions of the Internal Revenue Code.

        As compensation for services to the Fund/Portfolio under the New Sub-Advisory Agreements, the Sub-Advisers will be entitled to receive from the Fund/Portfolio fees calculated at the same rate as those charged under the Current Sub-Advisory Agreements detailed below. The New Sub-Advisory Agreements will continue in effect for two years from their effective date, and will continue in effect thereafter for successive annual periods, provided continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the appropriate Board or
(2) a vote of the holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Fund/Portfolio, and (3) in either event by a majority of the non-interested Trustees of the Board. The New Sub-Advisory Agreements may be terminated at any time, without penalty, by either party upon 30 days' written notice and will terminate automatically upon assignment and termination of the Advisory Agreements.

        The Current and New Sub-Advisory Agreements provide that the Sub-Adviser shall not be liable for any error of judgment, mistake of law or any loss suffered by the Fund/Portfolio or its shareholders in connection with matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.

ABOUT THE IMPLEMENTATION OF THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS PENDING SHAREHOLDER APPROVAL

        If the Companies are unable to obtain the necessary shareholder approval for the New Advisory and Sub-Advisory Agreements before consummation of the acquisition transaction discussed in further detail below, the Current Agreements and Current Sub-Advisory Agreements will terminate automatically on the effective date of the Acquisition (the "Acquisition Effective Date"). Although the Acquisition Effective Date is after the Meeting, if the Companies are forced to adjourn the Meeting because a quorum is not available or for any other reason, the Current Agreements and Current Sub-Advisory Agreements could terminate before a shareholders' meeting can be rescheduled. In order to continue to provide investment advisory services to the Companies in such event, the Companies are seeking approval from the shareholders to implement the New Advisory and Sub-Advisory Agreements during an interim period pending receipt of shareholder approval.

        To be able to implement the New Advisory and Sub-Advisory Agreements during the interim period pending shareholder approval, the Companies would have to obtain permission from the Securities and Exchange Commission (the "SEC") by filing an exemptive application for relief from certain provisions of the 1940 Act. With the SEC's approval, the Adviser and Sub-Advisers could be paid retroactively the advisory fees they earn during the Interim Period. Before the SEC approval is obtained, the Advisers and Sub-Advisers may be paid the cost of providing investment advisory services to the Companies but not the full advisory fee. After the

SEC approval, the advisory fees would be set aside in an escrow account until the New Advisory and Sub-Advisory Agreements are approved by the shareholders.

INFORMATION ABOUT REPUBLIC AFTER THE ACQUISITION

        Republic, whose principal business address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to each Portfolio pursuant to the Current Agreements. Republic also serves as investment adviser to the U.S. Government Money Market Fund, the New York Tax-Free Money Market Fund and the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Republic is currently a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. The principal business address of Republic New York Corporation is 452 Fifth Avenue, New York, New York 10018. As of December 31, 1998, Republic was the 17th largest commercial banking organization in the United States measured by deposits.

        Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased.

        As mentioned in the "Summary of Acquisition Transaction" above, subsequent to the closing of the Acquisition, HSBC Bank USA will merge with and into Republic. The surviving bank, to be renamed HSBC Bank USA, will be an indirect wholly owned subsidiary of HSBC, a British based holding company which is one of the largest banking and financial services organizations in the world with operations in Europe, Asia-Pacific, North America and Latin America. HSBC has dual primary listings on the London and Hong Kong stock exchanges and since July 16, 1999 its American Depository Receipts (ADRs) have been listed on the New York Stock Exchange. It has a network of more than 5,000 offices in 79 countries and territories providing a comprehensive range of financial services to personal, corporate, institutional and private banking clients. At December 31, 1998, HSBC had total assets of $483.1 billion, total deposits of $343.3 billion and total shareholders' equity of $27.4 billion.

        In succeeding to the business of Republic, Republic/HSBC Bank USA and its affiliates may have deposits, loan and other commercial banking relationships with issuers of obligations purchased by the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. At December 31, 1998, HSBC Bank USA had total assets of $33.8 billion, total deposits of $27.3 billion and total shareholder's equity of $2.4 billion.

        Republic's current directors and principal executive officers are set forth in Exhibit D. The address of each as it relates to his or her duties at Republic is the same as that of Republic. At this time the identity of the directors and principal executive officers of Republic/HSBC Bank USA has not yet been determined, but will be selected from the current directors and executive officers of Republic and HSBC Bank USA. Accordingly, Exhibit D sets forth certain information about the principal executive officers and directors of both Republic and HSBC Bank USA.

EVALUATION BY THE BOARDS OF TRUSTEES

        In determining to approve the New Advisory Agreements and the New Sub-Advisory Agreements and to recommend approval to shareholders, the Board of Trustees of each of the Companies, including the Trustees who are not interested persons of Republic currently or of Republic/HSBC Bank USA, considered various matters and materials provided by Republic. Information considered by the Trustees included, among other things, the following:

            (a) Republic's representation that the Funds will continue to be managed under the New Advisory Agreements and New Sub-Advisory Agreements by the same parties and in the same manner as under the Current Agreements and Current Sub-Advisory Agreements;

            (b) the compensation to be paid to Republic/HSBC Bank USA and the Sub-Advisers under the New Advisory Agreements and New Sub-Advisory Agreements is the same as the compensation paid to Republic and the Sub-Advisers under the Current Agreements and Current Sub-Advisory Agreements;

            (c)   the fairness of such compensation;

            (d)   the nature and quality of the services to be rendered;

            (e)   the results achieved for the Funds;

            (f) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Republic and HSBC Bank (USA) and the Sub-Advisers; and

            (g) the terms and provisions of the New Advisory Agreements and New Sub-Advisory Agreements and Current Agreements and Current Sub-Advisory Agreements.

        Based on their reviews, the Boards have determined that, by approving the New Advisory Agreements and New Sub-Advisory Agreements, the Funds can best be assured that services from Republic (Republic/HSBC Bank USA following the conversion and bank merger) and the Sub-Advisers will be provided without interruption following the Acquisition. The Boards believe that retaining Republic (Republic/HSBC Bank USA following the conversion and bank merger) and the Sub-Advisers to continue to serve as investment manager or adviser or sub-adviser of the Funds following the Acquisition is in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees of each of the Companies unanimously approved the New Advisory Agreements and New Sub-Advisory Agreements and voted to recommend their approval by the Funds' shareholders.

REQUIRED VOTE

        Approval of Proposal 1 with respect to a Fund requires an affirmative Majority Shareholder Vote of that Fund.

OTHER VOTING INFORMATION

        Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the attached Notice. A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by voting in person by attending the Meeting. However, attendance at the Meeting alone will not serve to revoke the proxy.

        Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted for quorum purposes. However, abstentions and non-votes will have the same effect as a negative vote on those proposals requiring a Majority Shareholder Vote.

        In the event that a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed, the persons named as proxies will vote proxies in favor of such an adjournment. A shareholder vote may be taken on any or all of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

THE TRUSTEES' RECOMMENDATION

        EACH OF THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.


                                      *****

                                   PROPOSAL 2

                                  OTHER MATTERS

        The Trustees know of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

OTHER SERVICE PROVIDERS

        BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as administrator to the Funds pursuant to Administration Agreements dated ________, 1998. BISYS is also distributor for shares of the Funds.

EXPENSES OF THE MEETING

        None of the costs of the Meeting, including the solicitation of proxies, will be paid by the Funds or Shareholders. Shareholders will not pay the expenses incurred in obtaining SEC approval to implement the New Contracts prior to their having received shareholder approval. The principal solicitation of the proxies will be by mail, but proxies also may be solicited by telephone or personal interview by officers or agents of each Company, or by proxy solicitation firms retained by the Companies.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

        The Companies do not intend to hold Shareholder Meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by a Company within a reasonable time prior to the Company's solicitation of proxies relating to such meeting.

ANNUAL AND SEMI-ANNUAL REPORTS

        The Companies will furnish without charge a copy of a fund's annual report and most recent semi-annual report upon request. Shareholders should
contact [      ] to receive annual or most recent semi-annual reports.

YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY.



                                       By Order of the Trustees



                                       Walter B. Grimm
                                       President and Secretary

August 11, 1999

                                    EXHIBIT A

                                  SHAREHOLDINGS

        Set for below for each Fund are the names, addresses and number and percentage of shares owned by those persons identified on the Fund's records as owning more than 5% of the outstanding shares of any class of the Fund's shares.

                                    REPUBLIC FUNDS


Name of Fund           Name and Address of Record Owner      Class     Shares Owned      Percent      of
------------           --------------------------------      -----     ------------      ---------------
                                                                                         Outstanding
                                                                                         ---------------
                                                                                         Shares of Class
                                                                                         ---------------
U.S. Government
Money Market Fund

New York Tax-Free
Money Market Fund

New York Tax-Free
Bond Fund

Bond Fund

Equity Fund

Overseas Equity Fund

Opportunity Fund



                          REPUBLIC ADVISOR FUNDS TRUST

Name of Fund         Name and Address of Record Owner      Shares Owned      Percent     of
------------         --------------------------------      ------------      --------------
                                                                             Outstanding
                                                                             -----------
                                                                             Shares of Class
                                                                             ---------------
Fixed Income Fund

International
Equity Fund

Small Cap Equity
Fund

                                    EXHIBIT B
                             NEW ADVISORY CONTRACTS

                                    EXHIBIT C
                           NEW SUB-ADVISORY CONTRACTS

                                    EXHIBIT D
       SUMMARY INFORMATION ON REPUBLIC, HSBC BANK USA AND THE SUB-ADVISERS


Republic National Bank of New York

         Republic, whose principal business address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to each Portfolio pursuant to the Current Management Agreements. Republic also serves as investment adviser to the U.S. Government Money Market Fund, the Money Market Fund, the New York Tax-Free Money Market Fund and the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. The principal business address of Republic New York Corporation is 452 Fifth Avenue, New York, New York 10018. As of December 31, 1998, Republic was the 17th largest commercial bank in the United States measured by deposits.

         Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased.

         Republic's directors and principal executive officers are set forth below. The address of each as it relates to his or her duties at Republic, is the same as that of Republic.



Name                       Principal Occupation
--------------------------------------------------------------------------------
Dov C. Schlein             Director and Chairman of the Board and Chief Executive Officer
Elias Saal                 President and Chairman of the Executive Committee
Cyril S. Dwek              Director and Vice Chairman of the Board
Nathan Hasson              Director and Vice Chairman of the Board and Treasurer
Vito S. Portera            Director and Vice Chairman of the Board
Stephen J. Saali           Director and Vice Chairman of the Board
Rodney G. Ward             Director and Vice Chairman of the Board
George T. Wendler          Director and Vice Chairman of the Board
Paul L. Lee                Director and Executive Vice President
Stan Martin                Executive Vice President and Chief Financial Officer
Richard C. Spikerman       Director and Executive Vice President
John Tamberlane            Director and President, Consumer Bank Division
Ernest Ginsberg            Director
Peter Kimmelman            Director
Leonard Lieberman          Director
Peter J. Mansbach          Director
William C. McMillen, Jr.   Director
Martin Mertz               Director







Charles G. Meyer           Director
James L. Morice            Director
Janet L. Norwood           Director



Name                       Principal Occupation
--------------------------------------------------------------------------------
William P. Rogers          Director
Walter H. Weiner           Director


HSBC Bank USA

         HSBC Bank USA is indirectly owned by HSBC Holdings plc, which has consolidated group assets totaling $483 billion and is the largest banking organization headquartered in the United Kingdom. At December 31, 1998, HSBC Bank USA had total assets of $33.776 billion, total deposits of $27.291 billion and total shareholder's equity of $2.374 billion.

         The directors and principal executive officers of HSBC Bank USA are set forth below:


Name                   Principal Occupation
--------------------------------------------------------------------------------
Saul H. Alfiero        Director
John R. H. Bond        Director
I. Malcolm Burnett     Director, President and Chief Executive Officer
James H. Cleave        Director
Frances D. Fergusson   Director
Douglas H. Flint       Director
Ulric Haynes, Jr.      Director
Richard A. Jalkut      Director
Bernard J. Kennedy     Director
Youssef A. Nasr        Director
Jonathan Newcomb       Director
Henry J. Nowak         Director
Robert B. Engel        Chief Banking Officer
Robert M. Butcher      Executive Vice President and Chief Financial Officer
Vincent J. Mancuso     Executive Vice President (and Auditor)
Paul E. Martin         Executive Vice President and Chief Credit Officer
Gerald A. Ronning      Executive Vice President and Controller
Philip S. Toohey       Legal Advisor and Secretary
A.

Miller Anderson & Sherrerd, LLP

         Miller Anderson & Sherrerd, LLP ("MAS") is the Sub-Adviser to the Republic Fixed Income Portfolio. MAS has been in the investment advisory business since 1969, and as of June 30, 1999, had in excess of $63.1 billion in assets under management. MAS is a Pennsylvania limited liability partnership with principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

         MAS is wholly owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., and is a division of Morgan Stanley Dean Witter Investment Management. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors.

         MAS' principal executive officers are set forth below. The address of each as it relates to his or her duties at MAS, is the same as that of MAS.


II. Name               Principal Occupation
--------------------------------------------------------------------------------
Thomas L. Bennett      Executive Committee Member
Robert J. Marcin       Executive Committee Member
Gary G. Schlarbaum     Executive Committee Member
Marna C. Whittington   Executive Committee Member
Richard B. Worley      Executive Committee Member


Alliance Capital Management L.P.

         Alliance Capital Management L.P. ("Alliance") is one of the two Sub-Advisers to the Equity Fund. Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York 10105, is a leading international investment manager supervising client accounts with assets as of June 30, 1999 totalling approximately $321 billion. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

         Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and conducts no other active business. Units representing assignments of beneficial ownership of limited partnership interests of Alliance ("Units") are publicly traded on the New York Stock Exchange. As of June 30, 1999, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 56.6% of the outstanding Units of Alliance. ACMC, ECMC, and ACMC, Inc. are wholly owned subsidiaries of Equitable, a New York life insurance company. Equitable is a wholly owned subsidiary of The Equitable Companies Incorporated, a Delaware corporation ("ECI"), whose shares are publicly traded on the New York Stock Exchange. As of March 1, 1999, AXA, a French company, owned approximately 58.4% of the issued and outstanding shares of the common stock of ECI.

         Alliance's principal executive officers are set forth below. The address of each as it relates to his or her duties at Alliance, is the same as that of Alliance.


Name                    Principal Occupation
--------------------------------------------------------------------------------
Dave H. Williams        Chairman of the Board
Bruce W. Calvert        Vice Chairman and Chief Executive Officer
John D. Carifa          President and Chief Operating Officer

Name                    Principal Occupation
--------------------------------------------------------------------------------
Alfred Harrison         Vice Chairman
David R. Brewer, Jr.    Senior Vice President and General Counsel
Robert H. Joseph, Jr.   Senior Vice President and Chief Financial
                        Officer


Brinson Partners, Inc.

         Brinson Partners, Inc. is one of the two Sub-Advisers to the Equity Fund. Brinson Partners, Inc., a Delaware corporation, is a part of UBS Brinson ("Brinson"), which is the institutional asset management division of UBS AG. Brinson is an investment management firm managing, as of June 30, 1999, approximately $280 billion of assets for corporations, public funds, endowments, foundations, central banks and other investors located throughout the world. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson has offices in fifteen locations worldwide, with its headquarters in Chicago. UBS AG is headquartered in Zurich, Switzerland, and is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

         Principal executives of Brinson Partners Inc. are set forth below. The address of each as it relates to his or her duties at Brinson is the same as that of Brinson, which is as follows:

209 South LaSalle Street
Chicago, IL  60504-1295


Name                       Principal Occupation
--------------------------------------------------------------------------------
Gary P. Brinson            Chairman and Chief Investment Officer
Peter Wuffli               Chief Executive Officer (effective Sept. 1, 1999)
Samuel W. Anderson         Managing Director
Richard C. Carr            Managing Director
Norman D. Cumming          Managing Director








Jeffrey J. Diermeier       Managing Director
Henry Doorn Jr.            Managing Director
J. Gary Fencik             Managing Director
M. Dale Fritz              Managing Director
Roger M. Gray              Managing Director
A. Bart Holaday            Managing Director
Denis S. Karnosky          Managing Director
Benjamin F. Lenhardt Jr.   Managing Director
E. Thomas McFarlan         Managing Director
Ulrich Niederer            Managing Director
Nicholas C. Rassas         Managing Director


Capital Guardian Trust Company

         Capital Guardian Trust Company ("CGTC") is the Sub-Adviser to the International Equity Portfolio. CGTC, which was founded in 1968, is a wholly owned subsidiary of Capital Group International, Inc. which in turn is owned by The Capital Group Companies, Inc. CGTC is located at 333 South Hope Street, Los Angeles, California 90071. As of June 30, 1999, CGTC managed in excess of $95 billion of assets primarily for large institutional clients.

         Seventeen principal executive officers are set forth below. The address of each as it relates to his or her duties at CGTC, is the same as that of CGTC.


Name                    Principal Occupation
--------------------------------------------------------------------------------
David I. Fisher         Chairman
Robert Ronus            President
John H. Seiter          Executive Vice President / Director, Client
                        Relations & Marketing
Eugene P. Stein         Executive Vice President / Director
Michael D. Beckman      Senior Vice President / Treasurer / Director
Roberta A. Conroy       Senior Vice President / Counsel / Director
William H. Hurt         Senior Vice President / Director
Nancy J. Kyle           Senior Vice President / Director
John R. McIlwraith      Senior Vice President / Director
Theodore R. Samuels     Senior Vice President / Director
Andrew Barth            Director
Larry Clemmensen        Director
Karin Larson            Director
D. James Martin         Director
James Mulally           Senior Vice President / Director
Jason Pilalas           Director







Shaw Wagener            Director


MFS Institutional Advisors, Inc.

         MFS Institutional Advisors, Inc. ("MFSI") is the Sub-Adviser to the Small Cap Equity Portfolio. MFSI, together with its parent company, Massachusetts Financial Services Company ("MFS"), is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $114.3 billion on behalf of approximately 4.5 million investor accounts as of June 30, 1999. As of such date, the MFS organization managed approximately $85.4 billion of assets invested in equity securities, approximately $24.2 billion of assets invested in fixed income securities, and $4.7 billion of assets invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

         MFSI's principal executive officers are set forth below. The address of each as it relates to his or her duties at MFSI is the same as that of MFSI.


Name                     Principal Occupation
--------------------------------------------------------------------------------
Jeffrey L. Shames        Chairman
Arnold D. Scott          Director
Joseph J. Trainor        Director and President
Thomas J. Cashman, Jr.   Director
Leslie J. Nanberg        Director, Senior Vice President and Managing Director
Kevin R. Parke           Executive Vice President and Managing Director
Fletcher B. Coleman      Senior Vice President, Managing Director of Insurance Services Group
George F. Bennett, Jr.   Senior Vice President and Managing Director
Brianne Grady            Senior Vice President and Managing Director
Robert T. Burns          Secretary
Joseph W. Dello Russo    Treasurer
Thomas B. Hastings       Assistant Treasurer


                                   APPENDIX 1
                                 REPUBLIC FUNDS
                          REPUBLIC ADVISOR FUNDS TRUST
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


                          PROXY CARD FOR [NAME OF FUND]

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of each of the above-listed Companies (the "Companies") for use at a joint Special Meeting of their Shareholders (the "Meeting") to be held on September 10, 1999 at 10:00 a.m., Eastern time, at the address above.

         The undersigned, revoking previous proxies, hereby appoints ____________ and _____________, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Meeting, upon the following matters and upon any other matter which may come before the Meeting, in their discretion:

1. To approve new investment advisory contracts with Republic National Bank of New York ("Republic") and related new sub-advisory contracts (collectively, the "New Contracts"), following termination of the current advisory and sub-advisory contracts as a result of the acquisition by HSBC Holdings plc of Republic's parent Republic New York Corporation (the "Acquisition"). If for any reason the shareholders meeting for any Fund is adjourned or otherwise delayed beyond the closing of the Acquisition, which is tentatively scheduled for September 24, 1999, your approval of the New Contracts will also constitute approval of their implementation for an interim period beginning from the date Acquisition is completed, through the date when the Fund has obtained the necessary shareholder approval of the New Contracts, subject to the Companies receiving approval of the Securities and Exchange Commission of such implementation for the interim period.

         [  ]     For               [  ]    Against           [  ]     Abstain


2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal 1 above.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY

                                          Receipt of Notice of Special Meeting
                                          of Shareholders and Proxy Statement
                                          is hereby acknowledged.

                         ---------------------------------------------------
                           Sign here exactly as name(s) appears on account.


                         ---------------------------------------------------
                           Dated:  _____________________, 1999


IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.